EXHIBIT 99
DEARBORN BANCORP REPORTS
FIRST QUARTER EARNINGS
     DEARBORN, Michigan, April 15, 2008 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the holding company for Fidelity Bank, today reported that it had earnings of $676,000 or $0.08 per fully diluted common share for the First Quarter ended March 31, 2008. One year earlier, the Company reported earnings for the same quarter of $1,618,000 or $0.18 per diluted share.
     During the twelve months prior to the end of the quarter, the Company’s total assets increased by 0.16 percent to $1,047,629,000, total deposits declined 9.30 percent to $769,203,000 and total loans went up 1.00 percent to stand at $947,927,000 at the end of March 2008. Stockholders’ equity remains strong at $137,311,000.”
     Michael J. Ross, President of both the Holding Company and the Bank, issued his organization’s earnings report and added, “These are difficult times in Michigan and the nation and our earnings reflect that situation. The combination of slow or no growth and the unprecedented downturn in the residential real estate market in southeastern Michigan has certainly had an effect on us.”
     Ross went on to say, “Our interest income is down primarily because of a lower prime rate. Our interest expense went down by a comparable percentage but not as much in dollar terms. In response to this situation, we have been reducing our reliance on large, rate-sensitive deposits. In addition, for the quarter, we recognized $754,000 in net charge-offs, $235,000 in losses on the sale of repossessed real estate, wrote down the carrying value of other real estate owned by $200,000 and incurred $435,000 in real estate tax and insurance expenses associated with defaulted loans. The allowance for loan losses increased slightly to 1.13 percent of loans. During the first quarter, non-performing loans over 90 days delinquent increased from $0.9 million up to $9.3 million. This increase was comprised primarily of three loans that we deem to be well secured and in the process of collection. Non-accrual loans decreased modestly from $18.1 million down to $17.4 million. Other real estate owned remained relatively constant moving from $6.3 million down to $6.2 million. Of note, the delinquencies in the 30-89 day past due category increased from $5.1 million to $19.3 million as a result of general economic conditions and loans which matured and are in the process of renewal.”
     Ross continued, “During the First Quarter of 2008, we also completed an expanded review of loans that could be qualified as troubled debt restructuring, which resulted in approximately $21.0 million of non-performing loans as of December 31, 2007 and approximately $8.0 million as of March 31, 2008. These loans were qualified as troubled debt restructuring due to changes from principal and interest payments to interest only payments, restructuring of collateral, or renewals of interest reserves when current loan to value ratios were outside of our normal loan policy. In all cases, no additional valuation allowances were recorded against the loans since all of the modifications related to terms other than interest rates or principal balances. Virtually all of these loans are current according to their renegotiated terms.”
     Ross concluded his report by saying, “In retrospect, it is fortuitous that we limited our exposure to the residential real estate business to the extent that we did, and, as such, we believe we have sufficient earnings to deal with current problems and conditions.”

     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The bank operates 19 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
     Contact: Michael J. Ross, President & CEO at (313) 565-5700 or Jeffrey L. Karafa, CFO at (313) 381-3200.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	3/31/08	3/31/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$12,736	$15,720
Federal funds sold	1,958	8,956
Interest bearing deposits with banks	105	59

Total cash and cash equivalents	14,799	24,735

Mortgage loans held for sale	282	582
Securities, available for sale	8,921	10,554
Federal Home Loan Bank stock	3,540	1,927
Loans
Loans	947,927	938,510
Allowance for loan loss	(10,749)	(9,647)

Net loans	937,178	928,863

Premises and equipment, net	22,546	23,376
Real estate owned	6,183	3,157
Goodwill	34,047	32,133
Other intangible assets	10,810	14,033
Accrued interest receivable	4,134	4,019
Other assets	5,189	2,500

Total assets	$1,047,629	$1,045,879

LIABILITIES
Deposits
Non-interest bearing deposits	$80,711	$99,923
Interest bearing deposits	688,492	748,113

Total deposits	769,203	848,036

Other liabilities
Federal funds purchased	56,480	—
Securities sold under agreements to repurchase	275	355
Federal Home Loan Bank advances	70,795	37,241
Other liabilities	1,017	650
Accrued interest payable	2,548	4,627
Subordinated debentures	10,000	10,000

Total liabilities	910,318	900,909

STOCKHOLDERS’ EQUITY
Common stock — 20,000,000 shares authorized, 8,106,413 shares at 3/31/08 and 8,876,368 shares at 3/31/07	135,524	143,263
Retained earnings	1,748	1,702
Accumulated other comprehensive income (loss)	39	5

Total stockholders’ equity	137,311	144,970

Total liabilities and stockholders’ equity	$1,047,629	$1,045,879

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended
(In thousands, except share and per share data)	3/31/08	3/31/07
Interest income
Interest on loans, including fees	$16,174	$17,125
Interest on securities, available for sale	108	178
Interest on federal funds	16	168
Interest on deposits with banks	1	—

Total interest income	16,299	17,471

Interest expense
Interest on deposits	7,028	7,778
Interest on other borrowings	993	804
Interest on subordinated debentures	225	240

Total interest expense	8,246	8,822

Net interest income	8,053	8,649
Provision for loan losses	886	617

Net interest income after provision for loan losses	7,167	8,032

Non-interest income
Service charges on deposit accounts	380	318
Fees for other services to customers	39	54
Gain on the sale of loans	53	54
Write-down of real estate	(200)	—
Gain (loss) on the sale of real estate	(235)	—
Gain (loss) on the sale of securities	—	—
Other income	74	19

Total non-interest income	111	445

Non-interest expenses
Salaries and employee benefits	3,209	3,552
Occupancy and equipment expense	913	958
Intangible expense	323	336
Advertising and marketing	123	77
Stationery and supplies	133	124
Professional services	226	264
Data processing	225	124
Defaulted loan expense	435	130
Other operating expenses	651	422

Total non-interest expenses	6,238	5,987

Income before income tax provision	1,040	2,490
Income tax provision	364	872

Net income (loss)	$676	$1,618

Per share data:
Net income — basic	$0.08	$0.18
Net income — diluted	$0.08	$0.18

Weighted average number of shares outstanding — basic	8,139,721	8,898,058
Weighted average number of shares outstanding — diluted	8,198,676	9,159,855

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Troubled debt restructuring	$8,711	$21,077	$0	$0	$0
Loans over 90 days past due and still accruing	9,258	884	2,673	2,217	3,858
Non-accrual loans	17,406	18,117	17,297	14,941	9,274

Total non-performing loans	35,375	40,078	19,970	17,158	13,132
Real estate owned and other repossessed assets	6,183	6,319	3,338	3,008	3,157

Total non-performing assets	$41,558	$46,397	$23,308	$20,166	$16,289

Net charge-offs (Year to date)	$754	$4,683	$4,135	$435	$449
Allowance for loan losses	10,749	10,617	10,309	9,949	9,647
ASSET QUALITY RATIOS

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Non-accrual loans to total loans	1.84%	1.90%	1.83%	1.58%	0.99%
Non-performing loans to total loans	3.73%	4.21%	2.11%	1.81%	1.40%
Non-performing assets to total assets	3.97%	4.43%	2.22%	1.93%	1.56%
Loans over 90 days past due and still accruing to total loans	0.98%	0.09%	0.28%	0.23%	0.41%
Net charge-offs to average loans	0.08%	0.50%	0.44%	0.05%	0.05%
Allowance for loan losses to non-performing loans	30.39%	26.49%	51.62%	57.98%	73.46%
Allowance for loan losses to non-performing assets	25.87%	22.88%	44.23%	49.34%	59.22%
Allowance for loan losses to total loans	1.13%	1.12%	1.09%	1.05%	1.03%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Income (loss) from continuing operations	$676	$398	$(855)	$2,005	$1,618

Add: Non-recurring merger expenses	55	121	99	131	222
Tax effect	(19)	(41)	(34)	(45)	(75)

After-tax non operating items	36	80	65	86	147

Core operating income (loss)	$712	$478	$(790)	$2,091	$1,765

	Quarter Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Core operating income (loss)	$712	$478	$(790)	$2,091	$1,765

Add: Amortization of intangible assets	323	416	240	336	336
Tax effect	(110)	(141)	(82)	(114)	(114)

After-tax non operating items	213	275	158	222	222

Cash operating income (loss)	$925	$751	$(632)	$2,312	$1,987

	Quarter Ended
(Dollars, in thousands except share and per share data)	3/31/2008	3/31/2007
Income (loss) from continuing operations	$676	$1,618
After-tax non-recurring merger expenses	36	147

Core operating income (loss)	712	1,765
After tax amortization of intangible assets	213	222

Cash operating income (loss)	$925	$1,987

Basic EPS

	Quarter Ended
	3/31/2008	3/31/2007
Income (loss) from continuing operations	$0.08	$0.18
After-tax non-recurring merger expenses	$0.01	$0.02

Core operating income (loss)	$0.09	$0.20
After tax amortization of intangible assets	$0.02	$0.02

Cash operating income (loss)	$0.11	$0.22

Diluted EPS

	Quarter Ended
	3/31/2008	3/31/2007
Income (loss) from continuing operations	$0.08	$0.18
After-tax non-recurring merger expenses	$0.01	$0.02

Core operating income (loss)	$0.09	$0.19
After tax amortization of intangible assets	$0.02	$0.02

Cash operating income (loss)	$0.11	$0.22

Weighted average shares outstanding — basic	8,139,721	8,898,058
Weighted average shares outstanding — diluted	8,198,676	9,159,855

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	3/31/2008	3/31/2007
Average GAAP equity	$137,990	$146,325

Goodwill	34,041	41,823
Other intangible assets	11,006	4,538
Deferred taxes	(792)	(587)

	44,255	45,774

Average tangible equity	$93,735	$100,551

	Quarter Ended
	3/31/2008	3/31/2007
Average GAAP assets	$1,044,159	$1,040,703

Goodwill	34,041	41,823
Other intangible assets	11,006	4,538
Deferred taxes	(792)	(587)

	44,255	45,774

Average tangible assets	$999,904	$994,929

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$12,736	$7,869	$14,929	$13,621	$15,720
Federal funds sold	1,958	1,495	7,031	3,392	8,956
Interest bearing deposits with banks	105	118	100	104	59

Total cash and cash equivalents	14,799	9,482	22,060	17,117	24,735

Mortgage loans held for sale	282	1,316	384	1,136	582
Securities, available for sale	8,921	8,902	10,640	11,039	10,554
Federal Home Loan Bank stock	3,540	2,072	1,927	1,927	1,927
Loans
Loans	947,927	952,084	945,622	945,554	938,510
Allowance for loan loss	(10,749)	(10,617)	(10,309)	(9,949)	(9,647)

Net loans	937,178	941,467	935,313	935,605	928,863

Bank premises and equipment, net	22,546	22,782	23,043	23,268	23,376
Real estate owned	6,183	6,319	3,338	3,008	3,157
Goodwill	34,047	34,028	34,029	32,110	32,133
Other intangible assets	10,810	11,133	11,550	13,697	14,033
Accrued interest receivable	4,134	3,816	4,258	3,833	4,019
Other assets	5,189	5,664	5,416	3,464	2,500

Total assets	$1,047,629	$1,046,981	$1,051,958	$1,046,204	$1,045,879

LIABILITIES
Deposits
Non-interest bearing deposits	$80,711	$83,594	$92,770	$103,641	$99,923
Interest bearing deposits	688,492	739,033	768,764	727,090	748,113

Total deposits	769,203	822,627	861,534	830,731	848,036

Other liabilities
Federal funds purchased	56,480	30,100	0	21,200	0
Securities sold under agreements to repurchase	275	480	491	288	355
Federal Home Loan Bank advances	70,795	41,370	36,429	37,130	37,241
Other liabilities	1,017	1,688	619	757	650
Accrued interest payable	2,548	3,168	3,361	3,336	4,627
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	910,318	909,433	912,434	903,442	900,909

Total stockholders’ equity	137,311	137,548	139,524	142,762	144,970

Total liabilities and stockholders’ equity	$1,047,629	$1,046,981	$1,051,958	$1,046,204	$1,045,879

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
INTEREST INCOME
Interest on loans, including fees	$16,174	$16,998	$17,565	$17,259	$17,125
Interest on other earning assets	125	217	286	314	346

Total interest income	16,299	17,215	17,851	17,573	17,471

INTEREST EXPENSE
Interest on deposits	7,028	8,616	8,663	8,246	7,778
Interest on other liabilities	1,218	725	687	732	1,044

Total interest expense	8,246	9,341	9,350	8,978	8,822

Net interest income	8,053	7,874	8,501	8,595	8,649
Provision for loan loss	886	855	4,060	289	617

Net interest income after provision for loan loss	7,167	7,019	4,441	8,306	8,032

NON-INTEREST EXPENSE
Deposit service charges	419	371	319	346	372
Gain on the sale of loans	53	28	34	47	54
Loss on the sale or write-down of real estate	(435)	(131)	(496)	(100)	0
Other	74	54	39	64	19

Total non-interest income	111	322	(104)	357	445

NON-INTEREST EXPENSE
Salaries and employee benefits	3,209	3,318	3,137	3,102	3,552
Occupancy and equipment expense	913	915	903	887	958
Other expense	2,116	2,506	1,451	1,590	1,477

Total non-interest expense	6,238	6,739	5,491	5,579	5,987

Income (loss) before income tax provision	1,040	602	(1,154)	3,084	2,490
Income tax provision (benefit)	364	204	(299)	1,079	872

Net income (loss)	$676	$398	$(855)	$2,005	$1,618

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
EARNINGS SUMMARY
Net interest income	$8,053	$7,874	$8,501	$8,595	$8,649
Provision for loan loss	$886	$855	$4,060	$289	$617
Total non-interest income	$111	$322	$(104)	$357	$445
Total non-interest expense	$6,238	$6,739	$5,491	$5,579	$5,987
Income taxes	$364	$204	$(299)	$1,079	$872
Net income (loss)	$676	$398	$(855)	$2,005	$1,618
Basic earnings per share	$0.08	$0.05	$(0.10)	$0.23	$0.18
Diluted earnings per share	$0.08	$0.05	$(0.10)	$0.22	$0.18

MARKET DATA
Book value per share	$16.94	$16.70	$16.47	$16.57	$16.33
Tangible book value per share	$11.56	$11.58	$11.60	$11.35	$11.21
Market value per share	$7.60	$7.73	$12.91	$16.95	$17.49
Average basic common shares	8,139,721	8,357,909	8,510,207	8,769,939	8,898,058
Average diluted common shares	8,198,676	8,504,931	8,510,207	9,005,730	9,159,900
Period end common shares	8,106,413	8,247,413	8,471,913	8,614,819	8,876,368

PERFORMANCE RATIOS
Return on average assets	0.26%	0.15%	-0.32%	0.77%	0.63%
Return on average equity	1.97%	1.13%	-2.37%	5.59%	4.48%
Net interest margin (FTE)	3.36%	3.22%	3.48%	3.57%	3.65%
Efficiency ratio	72.54%	80.93%	61.75%	61.63%	65.83%

ASSET QUALITY
Net charge-offs (YTD)	$754	$4,683	$4,135	$435	$449
Nonperforming loans	$35,375	$40,078	$19,970	$17,158	$13,132
Other real estate	$6,183	$6,319	$3,338	$3,008	$3,157
Nonperforming loans to total loans	3.73%	4.21%	2.11%	1.81%	1.40%
Nonperforming assets to total assets	3.97%	4.43%	2.22%	1.93%	1.56%
Allowance for loan loss to total loans	1.13%	1.12%	1.09%	1.05%	1.03%

CAPITAL & LIQUIDITY
Average equity to average assets	13.22%	13.27%	13.60%	13.70%	14.06%
Tier 1 capital to risk weighted assets	10.49%	10.42%	10.48%	10.82%	11.08%
Total capital to risk weighted assets	11.59%	11.51%	11.52%	11.83%	12.06%
Loan to deposit ratio	123.23%	115.74%	109.76%	113.82%	110.67%
Loan to funding ratio	104.54%	105.25%	104.09%	105.14%	104.79%

END OF PERIOD BALANCES
Total portfolio loans	$947,927	$952,084	$945,622	$945,554	$938,510
Earning assets	$962,733	$965,987	$965,704	$963,152	$960,006
Total assets	$1,047,629	$1,046,981	$1,051,958	$1,046,204	$1,045,879
Deposits	$769,203	$822,627	$861,534	$830,731	$848,036
Total shareholders’equity	$137,311	$137,548	$139,524	$142,762	$144,970

AVERAGE BALANCES
Total portfolio loans	$946,697	$950,169	$946,012	$941,259	$936,288
Earning assets	$961,549	$970,897	$969,940	$966,056	$961,384
Total assets	$1,044,159	$1,053,498	$1,052,185	$1,049,655	$1,040,779
Deposits	$789,076	$855,931	$854,959	$849,221	$817,483
Total shareholders’equity	$137,990	$139,845	$143,104	$143,825	$146,370

Dearborn Bancorp, Inc.
Deposit Information

(In thousands)	March 31,
Category	2008	2007
Non-interest bearing
Demand	$80,711	$99,923

Interest bearing

Checking	$66,782	$78,825
Money market	98,733	106,119
Savings	53,986	35,495
Time, under $100,000	165,840	152,678
Time, $100,000 and over	303,151	374,996

	688,492	748,113

	$769,203	$848,036

Dearborn Bancorp, Inc.
Loan Information at March 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/08	Current	Trbl Debt Restr	30 to 89 past due	Over 90 days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$34,494	$33,484	$0	$395	$453	$162	$410	$93	$70
Commercial Loans	169,659	163,648	917	2,834	711	1,549	1,479	630	530
Land Development — Residential	61,638	48,316	2,576	2,490	0	8,256	2,040	0	422
Land Development — Non Residential	16,372	12,422	0	0	3,950	0	229	0	343
Commercial Construction Loans — Residential	26,004	20,701	1,535	988	130	2,650	562	6	2,334
Commercial Construction Loans — Non Residential	38,885	32,420	3,259	3,206	0	0	546	0	0
Commercial Mortgage Loans	543,778	527,502	424	8,446	4,014	3,392	4,804	(1)	2,484
Residential Mortgages Loans	57,097	54,731	0	969	0	1,397	630	26	0

Totals	$947,927	$893,224	$8,711	$19,328	$9,258	$17,406	10,700	$754	$6,183

						Unallocated	49

						Total	$10,749

Loan Information at December 31, 2007

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/07	Current	Trbl Debt Restr	30 to 89 past due	Over 90 days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$35,833	$34,349	$0	$1,023	$31	$430	$451	$201	$0
Commercial Loans	174,958	$170,026	944	2,865	62	1,061	1,400	690	1,724
Land Development — Residential	63,639	$53,753	1,260	0	0	8,626	2,209	1,665	219
Land Development — Non Residential	10,156	$10,156	0	0	0	0	117	0	343
Commercial Construction Loans — Residential	33,768	$29,586	0	0	0	4,182	712	1,285	759
Commercial Construction Loans — Non Residential	40,187	$40,187	0	0	0	0	551	0	0
Commercial Mortgage Loans	539,306	$516,404	18,873	700	0	3,329	4,555	522	3,274
Residential Mortgages Loans	54,237	$52,475	0	482	791	489	488	320	0

Totals	$952,084	$906,936	$21,077	$5,070	$884	$18,117	10,483	$4,683	$6,319

						Unallocated	134

						Total	$10,617